UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 11, 2020

HARVARD BIOSCIENCE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33957	04-3306140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
84 October Hill Road, Holliston, MA 01746
(Address of Principal Executive Offices) (Zip Code)

(508) 893-8999
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HBIO	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 11, 2020, Harvard Bioscience, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the following proposals: (i) the election of two Class II Directors, each for a three-year terms, such terms to continue until the annual meeting of stockholders in 2023 and until their successor is duly elected and qualified or until their earlier resignation or removal, (ii) the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, (iii) the approval of the Company’s Fourth Amended and Restated 2000 Stock Option and Incentive Plan to, among other things, increase the number of authorized shares of common stock available for issuance thereunder by 3,700,000 and to reduce the fungible share ratio thereunder, and (iv) the approval, by a non-binding advisory vote, of the compensation of the Company’s named executive officers. The voting results for the matters submitted to a stockholder vote at the Annual Meeting are reported below.

Proposal 1 - Election of Directors

Katherine A. Eade and Thomas W. Loewald were elected as Class II Directors, each for a three-year term, such term to continue until the annual meeting of stockholders in 2023 and until such Directors’ successors are duly elected and qualified or until their earlier resignation or removal. Due to the plurality election, votes could only be cast in favor of or withheld from the nominees and thus votes against were not applicable. The results of the election were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Katherine A. Eade	29,340,460	108,094	5,122,591

Thomas W. Loewald	29,243,810	204,744	5,122,591

Proposal 2 –Ratification of the Appointment of Grant Thornton LLP

The appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 was ratified. There were no broker non-votes on this proposal. The results of the ratification were as follows:

Votes For	Votes Against	Votes Abstained
34,535,107	22,128	13,910

Proposal 3 – Approval of the Company’s Fourth Amended and Restated 2000 Stock Option and Incentive Plan

The Company’s Fourth Amended and Restated 2000 Stock Option and Incentive Plan to, among other things, increase the number of authorized shares of common stock available for issuance thereunder by 3,700,000 and to reduce the fungible share ratio thereunder was approved as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
24,932,042	4,479,694	36,818	5,122,591

Proposal 4 – Approval, by Non-Binding Advisory Vote, of the Compensation of the Named Executive Officers

The compensation of the Company’s named executive officers was approved, by a non-binding advisory vote, as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
26,819,612	2,588,415	40,527	5,122,591

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVARD BIOSCIENCE, INC.

Date: June 15, 2020	By:	/s/ James Green
James Green
Chief Executive Officer